February 13, 2012

Dreyfus Municipal bond opportunity fund ("DMBOF")

Dreyfus state municipal bond funds

Dreyfus connecticut fund ("DCTF")

dreyfus maryland fund ("DMDF")

dreyfus massachusetts fund ("DMAF")

dreyfus minnesota fund ("DMNF")

dreyfus ohio fund ("DOHF")

dreyfus pennsylvania fund ("DPAF")

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Fund's Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the Fund) advised by the Fund's primary portfolio managers, and assets under management in those accounts as of December 31, 2011:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

David Belton	6	$2,397M	0	$0M	0	$0M
Jeffrey Burger	8	$3,300M	0	$0M	12	$120M
Daniel Rabasco	4	$2,891M	5	$1,268M	6	$1,096M

The following table provides information on accounts managed (included within the table above) by the Fund's primary portfolio managers, that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

David Belton	None	N/A	N/A
Jeffrey Burger	None	N/A	N/A
Daniel Rabasco	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the Fund's primary portfolio managers, as of December 31, 2011:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

David Belton	DMAF	None
	DMDF	None
Jeffrey Burger	DCTF	None
	DMNF	None
	DOHF	None
Daniel Rabasco	DMBOF	None
	DPAF	None